Income Taxes	12 Months Ended
Dec. 31, 2020
SHAPEWAYS, INC
Income Taxes

Note 12. Income Taxes

The provision for income taxes consists of the following:

	Year Ended December 31,
	2020	2019
Income tax provision:
Non-US	$(29)	$102
Federal	—	—
State	—	—
Provision for income taxes	$(29)	$102

A reconciliation of the income tax expense calculated using the applicable federal statutory rate to the Company’s actual income tax expense is as follows:

	December 31,
	2020	2019
Federal statutory income tax rate	21.00%	21.00%
State and local income taxes, net of federal benefit	1.74%	2.59%
Nondeductible expenses	(5.12)%	(2.84)%
Change in state tax rates	(5.38)%	0.70%
Change in valuation allowance	(12.34)%	(17.41)%
True-up adjustments	2.16%	(2.30)%
Foreign rate differential	(1.17)%	—%
	0.89%	1.74%

Deferred income taxes are recognized for the future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities. The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and tax liabilities are as follows:

	December 31,
	2020	2019
Deferred tax assets:
Accrued expense	$46	$34
Deferred rent	—	69
Sec. 263(a)	17	14
Stock compensation	131	131
ASC 842 – Right of use lease liability	51	—
Fixed assets	168	63
Net operating losses	21,965	21,684
Tax credits	893	893
Other	19	9
Less: valuation allowance	(23,290)	(22,897)
Total deferred tax assets	$—	$—

The valuation allowance for deferred tax assets increased by $393 to $23,290 in 2020. In determining the carrying value of our deferred tax assets, the Company evaluated all available evidence that led to a conclusion that based upon the more-likely-than-not standard of the accounting literature, these deferred tax assets were unrecoverable. The valuation allowance has no impact on the Company’s net operating loss (“NOL”) position for tax purposes, and if the Company generates taxable income in future periods, it will be able to use the NOLs to offset taxes due at that time.

As of  December 31, 2020, the Company had federal net operating loss carryforwards of approximately $90,684, $71,921 of which, if not utilized, expire by 2038. Federal net operating loss carryforwards totaling approximately $18,763 can be carried forward indefinitely. In addition, the Company has state net operating loss carryforwards of approximately $94,199, with varying expiration dates as determined by each state; some of which may be indefinite lived. Internal Revenue Code of 1986 Section 382 (“Section 382”) and Section 383 provide an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in losses, against future U.S. taxable income in the event of a change of ownership. These carryforwards are not subject to limitation by Section 382 and are all expected to be available to offset future U.S. taxable income.

On March 27, 2020, the President signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, eliminates the taxable income limit for certain net operating losses (“NOL) and allows businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspends the excess business loss rules, accelerates refunds of previously generated corporate alternative minimum tax credits, generally loosens the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and Jobs Act tax provisions. The provisions of the CARES Act did not have a significant impact on the Company’s income tax provision, taxes payable, or deferred tax accounts as of December 31, 2020.